                                                          Exhibit (a)(2)(i)


                             LETTER OF TRANSMITTAL

             TO ACCOMPANY SHARES OF COMMON STOCK, $0.01 PAR VALUE

                                      OF

                     ACM MANAGED DOLLAR INCOME FUND, INC.

         TENDERED PURSUANT TO THE OFFER TO PURCHASE DATED MAY 8, 1997

               THE OFFER EXPIRES AT 12:00 MIDNIGHT EASTERN TIME
                 ON JUNE 5, 1997, UNLESS THE OFFER IS EXTENDED

                  DEPOSITARY TELEPHONE NUMBER: (800) 219-4218

                             DEPOSITARY ADDRESSES:

         By Mail:           By Overnight Courier:             By Hand:

  State Street Bank and     State Street Bank and     Securities Transfer and
      Trust Company             Trust Company         Reporting Services Inc.
 Corporate Reorganization  Corporate Reorganization    Boston EquiServe L.P.
      P.O. Box 9061          70 Campanelli Drive      Corporate Reorganization
     Boston, MA 02205        Braintree, MA 02184      55 Broadway, Third Floor
                                                         New York, NY 10006

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  This Letter of Transmittal is to be used (a) if you desire to effect the tender transaction yourself, (b) if you intend to request your broker, dealer, commercial bank, trust company or other nominee to effect the transaction for you and the Shares are not registered in the name of such broker, dealer, commercial bank, trust company or other nominee, and (c) by a broker, dealer, commercial bank, trust company or other nominee effecting the transaction as a registered owner or on behalf of a registered owner. To accept the Offer in accordance with its terms, a Letter of Transmittal (or a copy or facsimile thereof) properly completed and bearing original signature(s) and the original of any required signature guarantee(s), any certificates representing Shares tendered, any other documents required by this Letter of Transmittal and a check payable to State Street Bank and Trust Company (the "Depositary") in the amount of $25.00 (the "Processing Fee") must be mailed or delivered to the Depositary at an appropriate address set forth above and must be received by the Depositary prior to 12:00 Midnight Eastern Time on June 5, 1997, or such later time and date to which the Offer is extended, unless the tendering party has satisfied the conditions for guaranteed delivery described in Section 4(e) of the Offer to Purchase. Delivery of documents to a book-entry transfer facility does not constitute delivery to the Depositary.

           DESCRIPTION OF SHARES TENDERED (SEE INSTRUCTIONS 3 AND 4)
-------------------------------------------------------------------------------

NAME(S) AND
ADDRESS(ES)
    OF
REGISTERED
 OWNER(S)
  (PLEASE
FILL IN, IF
  BLANK,
EXACTLY THE
NAME(S) IN
   WHICH
SHARES ARE
REGISTERED)
  (ATTACH
ADDITIONAL
  SIGNED
 LIST, IF
NECESSARY)              SHARES TENDERED*
----------------------------------------------------
                                TOTAL NUMBER OF
                                    SHARES
                                  REPRESENTED
             SHARE CERTIFICATE        BY
                NUMBER(S)**     CERTIFICATE(S)*






             TOTAL SHARES..

-------------------------------------------------------------------------------
  * If the Shares tendered hereby are in certificate form, the certificates representing such Shares MUST be returned together with this Letter of Transmittal.
 ** Need not be completed for Book-Entry Shares.

THE UNDERSIGNED ALSO TENDERS ALL UNCERTIFICATED SHARES HELD IN THE NAME(S) OF THE UNDERSIGNED BY THE FUND'S TRANSFER AGENT PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN, IF ANY. CHECK THIS BOX [_] IF THERE ARE ANY SUCH SHARES.

[_]THIS BOX SHOULD BE CHECKED IF, IN ADDITION TO SHARES TENDERED HEREBY, SHARES ARE ALSO CONSTRUCTIVELY OWNED BY THE UNDERSIGNED AS DETERMINED UNDER
SECTION 318 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

A SEPARATE LETTER OF TRANSMITTAL MUST BE SUBMITTED BY EACH REGISTERED OWNER OF SHARES WHICH ARE CONSIDERED TO BE CONSTRUCTIVELY OWNED BY THE UNDERSIGNED.

        THE BOXES BELOW ARE TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY

[_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
   MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE DEPOSITORY TRUST COMPANY ("DTC") AND COMPLETE THE FOLLOWING:

  NAME OF TENDERING INSTITUTION: _____________________________________________

  DTC PARTICIPANT NUMBER: ____________________________________________________

[_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
   GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
   FOLLOWING:

  NAME(S) OF REGISTERED HOLDER(S): ___________________________________________

  WINDOW TICKET NUMBER (IF ANY): _____________________________________________

  DATE OF EXECUTION OF NOTICE OF GUARANTEED DELIVERY: ________________________

  NAME OF ELIGIBLE INSTITUTION WHICH GUARANTEED DELIVERY: ____________________

  DTC PARTICIPANT NUMBER (IF DELIVERED BY BOOK-ENTRY TRANSFER): ______________

                   NOTE: SIGNATURE(S) MUST BE PROVIDED BELOW

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

  The person(s) signing this Letter of Transmittal (the "Signor") hereby tender(s) to ACM Managed Dollar Income Fund, Inc., a non-diversified, closed-end management investment company incorporated in Maryland (the "Fund"), the above-described shares of common stock, par value $0.01 per share (the "Shares"), of the Fund, for purchase by the Fund at a price (the "Purchase Price") equal to the net asset value ("NAV") per Share determined as of the close of the regular trading session of the New York Stock Exchange on June 6, 1997 (or, if the Offer as defined below is extended, on the date after the Expiration Date as defined in the Offer to Purchase) in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase dated May 8, 1997, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which Offer to Purchase and Letter of Transmittal together constitute the "Offer").

  Subject to, and effective upon, acceptance for payment of, or payment for, Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms or conditions of any such extension or amendment), the Signor hereby sells, assigns and transfers to, or upon the order of, the Fund all right, title and interest in and to all of the Shares that are being tendered hereby that are purchased pursuant to the Offer and hereby irrevocably constitutes and appoints State Street Bank and Trust Company (the "Depositary") as attorney-in-fact of the Signor with respect to such Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) present certificate(s) for such Shares, if any, for cancellation and transfer on the Fund's books and (b) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, subject to the next paragraph, all in accordance with the terms and subject to the conditions set forth in the Offer.

  The Signor hereby represents and warrants that (a) the Signor, if a broker, dealer, commercial bank, trust company or other nominee, has obtained the tendering Stockholder's instructions to tender pursuant to the terms and conditions of this Offer in accordance with the letter from the Fund to brokers, dealers, commercial banks, trust companies and other nominees; (b) when and to the extent the Fund accepts the Shares for purchase, the Fund will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim; (c) on request, the Signor will execute and deliver any additional documents that the Depositary or the Fund deems necessary or desirable to complete the assignment, transfer and purchase of the Shares tendered hereby; and (d) the Signor has read and agrees to all of the terms and conditions of the Offer.

  The name(s) and address(es) of the registered owner(s) should be printed as on the registration of the Shares. If the Shares tendered hereby are in certificate form, the certificate(s) representing such Shares must be returned together with this Letter of Transmittal.

  The Signor recognizes that, under certain circumstances as set forth in the Offer to Purchase, the Fund may amend, extend or terminate the Offer or may not be required to purchase any of the Shares tendered hereby. In any such event, the Signor understands that certificate(s) for the Shares not purchased, if any, will be returned to the Signor at its registered address unless otherwise indicated under the Special Delivery Instructions below. The Signor recognizes that the Fund has no obligation, pursuant to the Special Payment Instructions set forth below, to transfer any Shares from the name of the registered owner thereof if the Fund purchases none of such Shares.

  The Signor understands that acceptance of Shares by the Fund for payment will constitute a binding agreement between the Signor and the Fund upon the terms and subject to the conditions of the Offer.

  The check for the Purchase Price of the tendered Shares purchased will be issued to the order of the Signor and mailed to the address indicated, unless otherwise indicated below in the box titled Special Payment Instructions or the box titled Special Delivery Instructions. The Fund will not pay interest on the Purchase Price under any circumstances.

  All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the Signor and all obligations of the Signor hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the Signor. Except as stated in the Offer, this tender is irrevocable.

  Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the Purchase Price and/or return any Share certificates not accepted for payment in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the Purchase Price for any Shares purchased and/or return any Share certificates not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the Special Payment Instructions and the Special Delivery Instructions are completed, please issue the check for the Purchase Price and/or return any Share certificates not accepted for payment in the name of, and deliver such check and/or return any such Share certificates to, the person(s) so indicated. The undersigned recognizes that the Fund has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered holder thereof if the Fund does not accept for payment any of the Shares tendered hereby.

 SPECIAL PAYMENT INSTRUCTIONS (SEE           SPECIAL DELIVERY INSTRUCTIONS
    INSTRUCTIONS 1, 5, 6 AND 7)             (SEE INSTRUCTIONS 1, 5, 6 AND 7)


  To be completed ONLY if any cer-          To be completed ONLY if any cer-
 tificate for Shares not pur-              tificate for Shares not pur-
 chased, and/or a check for the            chased, and/or a check for the
 purchase price of Shares accepted         purchase price of Shares accepted
 for payment, is to be issued in           for payment and issued in the
 the name of someone other than            name of the registered owner(s),
 the undersigned.                          is to be sent to someone other
                                           than the registered owner(s) or
                                           to the registered owner(s) at an
                                           address other than that shown
                                           above.

 Issue:[_] Check to:
    [_] Certificate(s) to:


 Name(s) __________________________
           (PLEASE PRINT)                  Mail:[_] Check to:
 Address(es) ______________________             [_] Certificate(s) to:
 __________________________________        Name(s)___________________________
 __________________________________                  (PLEASE PRINT)
         (INCLUDE ZIP CODE)                Address(es) ______________________
 __________________________________        __________________________________
   (TAX IDENTIFICATION OR SOCIAL           __________________________________
        SECURITY NUMBER(S))                        (INCLUDE ZIP CODE)
                                           __________________________________
                                             (TAX IDENTIFICATION OR SOCIAL
                                                  SECURITY NUMBER(S))



                            STOCKHOLDER(S) SIGN HERE
                           (SEE INSTRUCTIONS 1 AND 5)
                        (PLEASE SEE SUBSTITUTE FORM W-9)
                      (PLEASE PRINT EXCEPT FOR SIGNATURE)

   Must be signed by registered owner(s) exactly as Shares are registered.
 If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary or representative capacity, please set forth the full title. See Instruction
 5. Signature guarantees are required in certain circumstances. See Instruction 1. By signing this Letter of Transmittal, you represent that you have read the entire Letter of Transmittal.
 ----------------------------------------------------------------------------
 ----------------------------------------------------------------------------
               (SIGNATURE(S) EXACTLY AS SHARES ARE REGISTERED)

 Dated           , 1997
 Name(s) ____________________________________________________________________
 ----------------------------------------------------------------------------
     (PLEASE PRINT NAME(S) OF OWNER(S) EXACTLY AS SHARES ARE REGISTERED)
 ----------------------------------------------------------------------------
              (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER(S))
 Daytime Telephone Number, including Area Code ______________________________

                          GUARANTEE OF SIGNATURE(S)
                          (SEE INSTRUCTIONS 1 AND 5)
                     (PLEASE PRINT EXCEPT FOR SIGNATURE)
 Authorized Signature _______________________________________________________
 Name _______________________________________________________________________
 Title ______________________________________________________________________
 Name of Firm _______________________________________________________________
 Address ____________________________________________________________________
 ----------------------------------------------------------------------------
                              (INCLUDE ZIP CODE)
 ----------------------------------------------------------------------------
 Telephone Number, including Area Code ______________________________________
 Dated            , 1997

                                 INSTRUCTIONS

             Forming Part of the Terms and Conditions of the Offer

  1. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal if (a) this Letter of Transmittal is signed by the registered holder(s) of Shares tendered hereby (including, for purposes of this document, any participant in the book-entry transfer facility of The Depository Trust Company ("DTC") whose name appears on DTC's security position listing as the owner of Shares), unless such holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" included in this Letter of Transmittal, or (b) the Shares are tendered for the account of a firm (an "Eligible Institution") which is a broker, dealer, commercial bank, credit union, savings association or other entity which is a member in good standing of a stock transfer association's approved medallion program (such as STAMP, SEMP or MSP). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

  2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES. This Letter of Transmittal is to be used (a) if Shares are to be forwarded herewith, (b) if uncertificated Shares held by the Fund's transfer agent pursuant to the Fund's Dividend Reinvestment Plan are to be tendered, or (c) if tenders are to be made by book-entry transfer to the account maintained by the Depositary pursuant to the procedure set forth in Section 4 of the Offer to Purchase.

  THE METHOD OF DELIVERY OF ANY DOCUMENTS, INCLUDING SHARE CERTIFICATES, THIS LETTER OF TRANSMITTAL, AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, AND THE PROCESSING FEE IS AT THE OPTION AND SOLE RISK OF THE TENDERING STOCKHOLDER. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY. Delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Stockholders have the responsibility to cause their Shares (in proper certificated or uncertificated form), this Letter of Transmittal (or a copy or facsimile hereof) properly completed and bearing original signature(s) and the original of any required signature guarantee(s), any other documents required by this Letter of Transmittal and the Processing Fee to be timely delivered in accordance with the Offer.

  The Fund will not accept any alternative, conditional or contingent tenders. All tendering Stockholders, brokers, dealers, commercial banks, trust companies and other nominees, by execution of this Letter of Transmittal (or a copy or facsimile hereof), waive any right to receive any notice of the acceptance of their tender.

  3. INADEQUATE SPACE. If the space provided in any of the boxes to be completed is inadequate, the necessary information should be listed on a separate schedule signed by all of the required signatories and attached hereto.

  4. TENDER OF ALL SHARES HELD BY THE STOCKHOLDER. A Stockholder wishing to accept the Offer must tender, or cause the tender of, all Shares actually owned by the Stockholder and all Shares constructively owned by the Stockholder as determined under Section 318 of the Internal Revenue Code of 1986, as amended, as of the date of purchase of Shares pursuant to the Offer. Stockholders should consult their tax advisors as to the application of the constructive ownership rules of Section 318. If more than 7,081,253 Shares are duly tendered prior to the expiration of the Offer (and not timely withdrawn), the Fund will purchase Shares from tendering Stockholders, in accordance with the terms and subject to the conditions specified in the Offer to Purchase, pro rata in accordance with the number of Shares duly tendered by each Stockholder during the period the Offer remains open (and not timely withdrawn) unless the Fund determines not to purchase any Shares. Certificates representing Shares tendered but not purchased will be returned promptly following the termination, expiration or withdrawal of the Offer, without further expense to the tendering Stockholder.

  5. SIGNATURES ON LETTER OF TRANSMITTAL, AUTHORIZATIONS AND ENDORSEMENTS.

  If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) for the Shares tendered without alteration, enlargement or any change whatsoever.

  If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  If any of the tendered Shares are registered in different names (including Shares constructively owned by the tendering Stockholder as determined under
Section 318 of the Code) on several certificates, it is necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations.

  If this Letter of Transmittal or any certificate for Shares tendered or stock powers relating to Shares tendered are signed by trustees, executors, administrators, guardians, attorneys-in- fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Fund of their authority so to act must be submitted.

  If this Letter of Transmittal is signed by the registered holder(s) of the Shares transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to, or certificates for Shares not purchased are to be issued in the name of, a person other than the registered holder(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed thereon, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s) for the Shares involved. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

  6. TRANSFER TAXES. The Fund will pay any transfer taxes payable on the transfer to it of Shares purchased pursuant to the Offer, provided, however, that if (a) payment of the Purchase Price is to be made to, or (in the circumstances permitted by the Offer) unpurchased Shares are to be registered in the name(s) of, any person(s) other than the registered owner(s), or (b) if any tendered certificate(s) are registered, or the Shares tendered are otherwise held, in the name(s) of any person(s) other than the registered owner, the amount of any transfer taxes (whether imposed on the registered owner(s) or such other person(s)) payable on account of the transfer to such person(s) will be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

  7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If certificate(s) for unpurchased Shares and/or check(s) are to be issued in the name of a person other than the registered owner(s) or if such certificate(s) and/or check(s) are to be sent to someone other than the registered owner(s) or to the registered owner(s) at a different address, the captioned boxes "Special Payment Instructions" and/or "Special Delivery Instructions" in this Letter of Transmittal must be completed.

  8. DETERMINATIONS OF VALIDITY. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tenders will be determined by the Fund, in its sole discretion, which determination shall be final and binding. The Fund reserves the absolute right to reject any or all tenders determined not to be in appropriate form or not accompanied by the Processing Fee or to refuse to accept for payment, purchase or pay for, any Shares if, in the opinion of the Fund's counsel, accepting, purchasing or paying for such Shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of the Offer or any defect in any tender, whether generally or with respect to any particular Share(s) or Stockholder(s). The Fund's interpretations of the terms and conditions of the Offer (including these instructions) shall be final and binding.

  NEITHER THE FUND, ITS BOARD OF DIRECTORS, ALLIANCE CAPITAL MANAGEMENT L.P. (THE FUND'S INVESTMENT ADVISER), THE DEPOSITARY NOR ANY OTHER PERSON IS OR WILL BE OBLIGATED TO GIVE ANY NOTICE OF ANY DEFECT OR IRREGULARITY IN ANY TENDER, AND NONE OF THEM WILL INCUR ANY LIABILITY FOR FAILURE TO GIVE ANY SUCH NOTICE.

  9. QUESTIONS AND REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Depositary at the mailing address provided above or by telephoning (800) 219-4218. In addition, requests for additional copies of the Offer to Purchase and this Letter of Transmittal may also be directed to the Depositary. Stockholders who do not own Shares directly may also obtain such information and copies from their broker, dealer, commercial bank, trust company or other nominee. Stockholders who do not own Shares directly are required to tender their Shares through their broker, dealer, commercial bank, trust company or other nominee and should NOT submit this Letter of Transmittal to the Depositary.

  10. RESTRICTION ON SHORT SALES. Section 14(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Rule 14e-4 promulgated thereunder, make it unlawful for any person, acting alone or in concert with others, to tender Shares in a partial tender offer for such person's own account unless at the time of tender, and at the time the Shares are accepted for payment, the person tendering has a net long position equal to or greater than the amount tendered in (a) Shares, and will deliver or cause to be delivered such Shares for the purpose of tender to the person making the Offer within the period specified in the Offer, or (b) an equivalent security and, upon acceptance of his or her tender, will acquire Shares by conversion, exchange, or exercise of such equivalent security to the extent required by the terms of the Offer, and will deliver or cause to be delivered the Shares so acquired for the purpose of tender to the Fund prior to or on the Expiration Date. Section 14(e) and Rule 14e-4 provide a similar restriction applicable to the tender or guarantee of a tender on behalf of another person.

  The acceptance of Shares by the Fund for payment will constitute a binding agreement between the tendering Stockholder and the Fund upon the terms and subject to the conditions of the Offer, including the tendering Stockholder's representation that the Stockholder has a net long position in the Shares being tendered within the meaning of Rule 14e-4 and that the tender of such Shares complies with Rule 14e-4.

  11. BACKUP WITHHOLDING TAX. Under the U.S. federal income tax laws, the Depositary may be required to withhold 31% of the amount of any payment made to certain holders pursuant to the Offer. In order to avoid such backup withholding tax, each tendering U.S. Stockholder who has not already submitted a correct, completed and signed Form W-9 or Substitute Form W-9 to the Fund should provide the Depositary with the Stockholder's correct taxpayer identification number ("TIN") by completing a Substitute Form W-9, a copy of which is included in this Letter of Transmittal. In general, if a U.S. Stockholder is an individual, the TIN is the individual's Social Security number. If the Depositary is not provided with the correct TIN, the U.S. Stockholder may be subject to a penalty imposed by the Internal Revenue Service. The box in Part 2 of the Substitute Form W-9 may be checked if the tendering Stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked and payment of the purchase price of Shares is made within 60 days of the receipt by the Depositary of the Substitute Form W-9, the Depositary is not required to withhold any backup withholding tax from the payment. Certain U.S. Stockholders (including, among others, all U.S. corporations) are not subject to these backup withholding and reporting requirements, but should nonetheless complete a Substitute Form W-9 to avoid the possible erroneous imposition of a backup withholding tax.

  In order for a non-U.S. Stockholder to avoid the 31% backup withholding tax, the non-U.S. Stockholder must submit a statement to the Depositary signed under penalties of perjury attesting as to its non-U.S. status. A copy of Form W-8 and instructions for completing that form are enclosed for such Stockholders.

  Backup withholding tax is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding tax will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, the Stockholder may claim a refund from the Internal Revenue Service. All Stockholders are urged to consult their own tax advisors as to the specific tax consequences to them of the Offer.

  The tax information set forth above is included for general information only and may not be applicable to the situations of certain taxpayers.
                               *       *       *

  IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A COPY OR FACSIMILE HEREOF) PROPERLY COMPLETED AND BEARING ORIGINAL SIGNATURE(S) AND THE ORIGINAL OF ANY REQUIRED SIGNATURE GUARANTEE(S), SHARES (IN PROPER CERTIFICATED OR UNCERTIFICATED FORM), OTHER REQUIRED DOCUMENTS AND THE PROCESSING FEE MUST BE RECEIVED BY THE DEPOSITARY, OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION OF THE OFFER.

         PAYER'S NAME: STATE STREET BANK AND TRUST COMPANY, DEPOSITARY


                        PART 1--PLEASE PROVIDE YOUR    Social Security Number
 SUBSTITUTE             TIN IN THE BOX AT THE RIGHT              or
 FORM W-9               AND CERTIFY BY SIGNING AND     Employer Identification
                        DATING BELOW                           Number
                        CERTIFICATION--UNDER PENALTIES OF
                        PERJURY, I CERTIFY THAT: (1) THE IN-
                        FORMATION PROVIDED ON THIS FORM IS
                        TRUE, CORRECT AND COMPLETE, AND (2) I
                        AM NOT SUBJECT TO BACKUP WITHHOLDING
                        EITHER BECAUSE I AM EXEMPT FROM
                        BACKUP WITHHOLDING OR I HAVE NOT NOT
                        BEEN NOTIFIED BY THE INTERNAL REVENUE
                        SERVICE (THE "IRS") THAT I AM SUBJECT
                        TO BACKUP WITHHOLDING AS A RESULT OF
                        UNDER- REPORTING INTEREST OR DIVI-
                        DENDS OR THE IRS HAS NOTIFIED ME THAT
                        I AM NO LONGER SUBJECT TO BACKUP
                        WITHHOLDING. (YOU MUST CROSS OUT ITEM
                        (2) IN THE IMMEDIATELY PRECEDING SEN-
                        TENCE IF YOU HAVE BEEN NOTIFIED BY
                        THE IRS THAT YOU ARE CURRENTLY SUB-
                        JECT TO BACKUP WITHHOLDING BECAUSE
                        YOU FAILED TO REPORT ALL INTEREST AND
                        DIVIDENDS ON YOUR RETURN.)


 DEPARTMENT OF
 THE TREASURY                                          ----------------------
 INTERNAL              --------------------------------------------------------
 REVENUE
 SERVICE

                                                                    PART 2
                                                                  Awaiting
                                                                  TIN [_]

 PAYER'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER (TIN)         Please see
                                                                  below.

                        Signature: _____________  Date: ______

                        Name: ________________________________
                                    (PLEASE PRINT)
                        Address: _____________________________
                        ______________________________________
                                  (INCLUDE ZIP CODE)

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER.

        YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECK THE BOX
                        IN PART 2 OF SUBSTITUTE FORM W-9


    CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER CERTIFICATION

 I certify, under penalties of perjury, that a Taxpayer Identification Number has not been issued to me, and that I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a Taxpayer Identification Number to the payer within 60 days, the Depositary is required to withhold 31% of all payments due to me pursuant to the Offer.

 _________________________________________________________  _________________
                         SIGNATURE                                DATE